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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                   ----------

        Date of Report (Date of earliest event reported): October 2, 2002
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                          MATERIAL SCIENCES CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)
                                     1-8803
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                            (Commission File Number)

            Delaware
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(State or other jurisdiction of                          95-2673173
 incorporation or organization)                          ----------
                                            (I.R.S. Employer Identification No.)

                            2200 East Pratt Boulevard
                        Elk Grove Village, Illinois 60007
                        ---------------------------------
             (Address of principal executive offices, with zip code)

                                 (847) 439-8270
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              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
                         (Former name or former address,
                          if changed since last report)

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Item 7. Exhibits.

         (c) Exhibits

                  99.1  Press Release dated October 2, 2002

                  99.2  Investor Presentation dated October 2, 2002

Item 9. Regulation FD Disclosure.

          As announced by Material Sciences Corporation (the "Company") in its press release dated October 2, 2002, the Company made a presentation to investors on October 2, 2002. A copy of the press release is filed herewith as
Exhibit 99.1 and a copy of the presentation is being furnished herewith as
Exhibit 99.2.

          This Form 8-K contains forward-looking statements that are based on current goals, target performance levels, expectations, forecasts and assumptions. MSC cautions the reader that the following factors could cause its actual outcomes and results to differ materially from those stated or implied in the forward-looking statements: risks affecting our ability to successfully develop, introduce and market new products and technologies, including products based on the touch-sensory technology it has licensed from TouchSensor Technologies, LLC; competitive factors; changes in the business environment, including the automotive, building and construction, and durable goods industries; the company's ability to successfully implement its reorganization plans and to achieve the benefits it expects from these plans; final realization of proceeds on the sale of Pinole Point Steel; facility utilization at Walbridge Coatings; and other factors, risks and uncertainties detailed from time to time in the company's filings with the Securities and Exchange Commission. MSC undertakes no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 MATERIAL SCIENCES CORPORATION

                                 /s/ James J. Waclawik, Sr.
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                                 By:  James J. Waclawik, Sr.
Date: October 2, 2002            Its: Vice President and Chief Financial Officer